Exhibit 99(i)

Great Lakes Chemical Corporation and Subsidiaries

Consolidated Statements of Operations

(millions, except per share data)

(unaudited)

	Three Months Ended March 31			Three Months Ended March 31
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales	$358.1	$—	$358.1	$324.7	$—	$324.7

Operating Expenses
Costs of products sold	291.1	(7.9)	283.2	259.3	—	259.3
Selling, general and administrative expenses	63.8	(6.1)	57.7	56.4	—	56.4
Asset impairments	0.3	(0.3)	—	—	—	—
Total Operating Expenses	355.2	(14.3)	340.9	315.7	—	315.7

Operating Income	2.9	14.3	17.2	9.0	—	9.0

Interest Income (Expense) - net	(6.3)	—	(6.3)	(6.6)	—	(6.6)
Other Income (Expense) - net	(4.9)	1.2	(3.7)	(3.3)	—	(3.3)

Income (Loss) from Continuing Operations before Income Taxes and Cumulative Effect of Accounting Change	(8.3)	15.5	7.2	(0.9)	—	(0.9)

Income Taxes (Credit)	(2.7)	4.7	2.0	(0.4)	—	(0.4)

Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change	(5.6)	10.8	5.2	(0.5)	—	(0.5)

Discontinued Operations:
Income from Discontinued Operations, net of income taxes of $0.4 and $1.5, respectively	0.6		0.6	3.0		3.0

Income (Loss) before Cumulative Effect of Accounting Change	(5.0)		5.8	2.5		2.5

Cumulative Effect of Accounting Change, net of income taxes	—		—	(3.3)		(3.3)

Net Income (Loss)	$(5.0)		$5.8	$(0.8)		$(0.8)

Earnings (Loss) per Share - Basic:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$(0.11)		$0.10	$(0.01)		$(0.01)
Discontinued Operations	0.01		0.01	0.06		0.06
	(0.10)		0.11	0.05		0.05
Cumulative Effect of Accounting Change	—		—	(0.07)		(0.07)
Net Income (Loss)	$(0.10)		$0.11	$(0.02)		$(0.02)

Earnings (Loss) per Share - Diluted:

Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$(0.11)		$0.10	$(0.01)		$(0.01)
Discontinued Operations	0.01		0.01	0.06		0.06
	(0.10)		0.11	0.05		0.05
Cumulative Effect of Accounting Change	—		—	(0.07)		(0.07)
Net Income (Loss)	$(0.10)		$0.11	$(0.02)		$(0.02)

Average Shares Outstanding:
Basic	50.7		50.7	50.2		50.2
Diluted	50.7		50.7	50.3		50.3

Business Unit Results - Continuing Operations

	Three Months Ended March 31			Three Months Ended March 31
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales to External Customers:
Polymer Additives	$213.3	$—	$213.3	$203.0	$—	$203.0
Specialty Products	144.8	—	144.8	121.7	—	121.7
Net Sales	$358.1	$—	$358.1	$324.7	$—	$324.7

Operating Income (Loss):
Polymer Additives	$2.8	$7.0	$9.8	$3.8	$—	$3.8
Specialty Products	14.0	1.5	15.5	15.4	—	15.4
Corporate and Other	(13.9)	5.8	(8.1)	(10.2)	—	(10.2)
Operating Income (Loss)	$2.9	$14.3	$17.2	$9.0	$—	$9.0

(A)  Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations.

The components of these excluded charges (credits) are summarized below.

	2004	2003
Asset impairments	$0.3	$—
Restructuring charges	7.4	—
Change in useful life of enterprise software (Corporate)	4.8	—
Business interruption - facility fires (Specialty Products)	0.6	—
External consulting fees - restructuring related (Corporate)	0.5	—
Other	0.7	—
Charges excluded from operating income (loss)	14.3	—

Asset write-offs and other costs related to facility fires, net of insurance recoveries (Specialty Products)	1.2	—
Total charges excluded from income (loss) from continuing operations before income taxes	15.5	—
Income taxes (credit)	(4.7)	—
Total charges	$10.8	$—

Great Lakes Chemical Corporation and Subsidiaries

Consolidated Statements of Operations

(millions, except per share data)

(unaudited)

	Three Months Ended June 30			Three Months Ended June 30
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales	$443.2	$—	$443.2	$406.8	$—	$406.8

Operating Expenses
Costs of products sold	343.4	(2.9)	340.5	317.3	—	317.3
Selling, general and administrative expenses	72.1	(8.4)	63.7	60.3	1.5	61.8
Asset impairments	4.6	(4.6)	—	—	—	—
Total Operating Expenses	420.1	(15.9)	404.2	377.6	1.5	379.1

Operating Income	23.1	15.9	39.0	29.2	(1.5)	27.7

Interest Income (Expense) - net	(6.2)	—	(6.2)	(6.8)	—	(6.8)
Other Income (Expense) - net	(4.4)	1.9	(2.5)	(0.5)	(1.1)	(1.6)

Income from Continuing Operations before Income Taxes and Cumulative Effect of Accounting Change	12.5	17.8	30.3	21.9	(2.6)	19.3

Income Taxes (Credit)	(13.7)	23.1	9.4	6.6	(0.8)	5.8

Income from Continuing Operations before Cumulative Effect of Accounting Change	26.2	(5.3)	20.9	15.3	(1.8)	13.5

Discontinued Operations:
Income (Loss) from Discontinued Operations, net of income taxes of $0.3 and $1.8, respectively	(12.6)		(12.6)	3.6		3.6

Income before Cumulative Effect of Accounting Change	13.6		8.3	18.9		17.1

Cumulative Effect of Accounting Change, net of income taxes	—		—	—		—

Net Income	$13.6		$8.3	$18.9		$17.1

Earnings (Loss) per Share - Basic:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$0.52		$0.41	$0.30		$0.27
Discontinued Operations	(0.25)		(0.25)	0.08		0.08
	0.27		0.16	0.38		0.35
Cumulative Effect of Accounting Change	—		—	—		—
Net Income	$0.27		$0.16	$0.38		$0.35

Earnings (Loss) per Share - Diluted:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$0.52		$0.41	$0.30		$0.27
Discontinued Operations	(0.25)		(0.25)	0.08		0.08
	0.27		0.16	0.38		0.35
Cumulative Effect of Accounting Change	—		—	—		—
Net Income	$0.27		$0.16	$0.38		$0.35

Average Shares Outstanding:
Basic	50.7		50.7	50.3		50.3
Diluted	51.0		51.0	50.3		50.3

Business Unit Results - Continuing Operations

	Three Months Ended June 30			Three Months Ended June 30
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales to External Customers:
Polymer Additives	$226.5	$—	$226.5	$202.2	$—	$202.2
Specialty Products	216.7	—	216.7	204.6	—	204.6
Net Sales	$443.2	$—	$443.2	$406.8	$—	$406.8

Operating Income (Loss):
Polymer Additives	$7.1	$6.3	$13.4	$4.1	$(3.1)	$1.0
Specialty Products	32.9	1.2	34.1	35.4	1.1	36.5
Corporate and Other	(16.9)	8.4	(8.5)	(10.3)	0.5	(9.8)
Operating Income (Loss)	$23.1	$15.9	$39.0	$29.2	$(1.5)	$27.7

(A)  Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations.

The components of these excluded charges (credits) are summarized below.

	2004	2003
Asset impairments	$4.6	$—
Restructuring charges	1.9	—
Change in useful life of enterprise software (Corporate)	7.8	—
Business interruption - facility fires (Specialty Products)	0.9	—
External consulting fees - restructuring related (Corporate)	0.5	—
Litigation settlement	—	(3.1)
Other	0.2	1.6
Charges excluded from operating income (loss)	15.9	(1.5)

Asset write-offs and other costs related to facility fires, net of insurance recoveries (Specialty Products)	5.1	—
Sale of non-operating site	(3.2)	—
Arbitration settlement (Specialty Products)	—	(1.1)
Total charges excluded from income (loss) from continuing operations before income taxes	17.8	(2.6)
Income taxes (credit)	(5.6)	0.8
Income tax reserve release	(17.5)	—
Total charges	$(5.3)	$(1.8)

Great Lakes Chemical Corporation and Subsidiaries

Consolidated Statements of Operations

(millions, except per share data)

(unaudited)

	Three Months Ended September 30			Three Months Ended September 30
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales	$391.9	$—	$391.9	$365.7	$—	$365.7

Operating Expenses
Costs of products sold	313.4	(3.8)	309.6	308.6	(10.6)	298.0
Selling, general and administrative expenses	63.7	(3.2)	60.5	69.7	(7.9)	61.8
Asset impairments (reversals)	(1.9)	1.9	—	43.8	(43.8)	—
Total Operating Expenses	375.2	(5.1)	370.1	422.1	(62.3)	359.8

Operating Income (Loss)	16.7	5.1	21.8	(56.4)	62.3	5.9

Interest Income (Expense) - net	(6.2)	—	(6.2)	(6.4)	—	(6.4)
Other Income (Expense) - net	(11.9)	8.7	(3.2)	(2.7)	—	(2.7)

Income (Loss) from Continuing Operations before Income Taxes and Cumulative Effect of Accounting Change	(1.4)	13.8	12.4	(65.5)	62.3	(3.2)

Income Taxes (Credit)	(0.2)	4.2	4.0	(47.9)	46.8	(1.1)

Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change	(1.2)	9.6	8.4	(17.6)	15.5	(2.1)

Discontinued Operations:
Income (Loss) from Discontinued Operations, net of income taxes (credit) of $31.4 and $(3.8), respectively	54.5		54.5	(9.4)		(9.4)

Income (Loss) before Cumulative Effect of Accounting Change	53.3		62.9	(27.0)		(11.5)

Cumulative Effect of Accounting Change, net of income taxes	—		—	—		—

Net Income (Loss)	$53.3		$62.9	$(27.0)		$(11.5)

Earnings (Loss) per Share - Basic:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$(0.03)		$0.17	$(0.35)		$(0.05)
Discontinued Operations	1.08		1.08	(0.19)		(0.19)
	1.05		1.25	(0.54)		(0.24)
Cumulative Effect of Accounting Change	—		—	—		—
Net Income (Loss)	$1.05		$1.25	$(0.54)		$(0.24)

Earnings (Loss) per Share - Diluted:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$(0.03)		$0.17	$(0.35)		$(0.05)
Discontinued Operations	1.07		1.07	(0.19)		(0.19)
	1.04		1.24	(0.54)		(0.24)
Cumulative Effect of Accounting Change	—		—	—		—
Net Income (Loss)	$1.04		$1.24	$(0.54)		$(0.24)

Average Shares Outstanding:
Basic	50.9		50.9	50.6		50.6
Diluted	51.1		51.1	50.6		50.6

Business Unit Results - Continuing Operations

	Three Months Ended September 30			Three Months Ended September 30
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales to External Customers:
Polymer Additives	$233.4	$—	$233.4	$199.7	$—	$199.7
Specialty Products	158.5	—	158.5	166.0	—	166.0
Net Sales	$391.9	$—	$391.9	$365.7	$—	$365.7

Operating Income (Loss):
Polymer Additives	$15.0	$0.1	$15.1	$(59.5)	$56.4	$(3.1)
Specialty Products	12.1	2.0	14.1	17.3	0.9	18.2
Corporate and Other	(10.4)	3.0	(7.4)	(14.2)	5.0	(9.2)
Operating Income (Loss)	$16.7	$5.1	$21.8	$(56.4)	$62.3	$5.9

(A)  Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations.

The components of these excluded charges (credits) are summarized below.

	2004	2003
Asset impairments (reversals)	$(1.9)	$43.8
Restructuring charges	2.0	13.6
Change in useful life of enterprise software (Corporate)	3.1	4.8
Business interruption - facility fires (Specialty Products)	1.7	—
Other	0.2	0.1
Charges excluded from operating income (loss)	5.1	62.3

Asset write-offs and other costs related to facility fires, net of insurance recoveries (Specialty Products)	8.7	—
Total charges excluded from income (loss) from continuing operations before income taxes	13.8	62.3
Income taxes (credit)	(4.2)	(46.8)
Total charges	$9.6	$15.5

Great Lakes Chemical Corporation and Subsidiaries

Consolidated Statements of Operations

(millions, except per share data)

(unaudited)

	Nine Months Ended September 30			Nine Months Ended September 30
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales	$1,193.2	$—	$1,193.2	$1,097.2	$—	$1,097.2

Operating Expenses
Costs of products sold	947.9	(14.6)	933.3	885.2	(10.6)	874.6
Selling, general and administrative expenses	199.6	(17.7)	181.9	186.4	(6.4)	180.0
Asset impairments (reversals)	3.0	(3.0)	—	43.8	(43.8)	—
Total Operating Expenses	1,150.5	(35.3)	1,115.2	1,115.4	(60.8)	1,054.6

Operating Income (Loss)	42.7	35.3	78.0	(18.2)	60.8	42.6

Interest Income (Expense) - net	(18.7)	—	(18.7)	(19.8)	—	(19.8)
Other Income (Expense) - net	(21.2)	11.8	(9.4)	(6.5)	(1.1)	(7.6)

Income (Loss) from Continuing Operations before Income Taxes and Cumulative Effect of Accounting Change	2.8	47.1	49.9	(44.5)	59.7	15.2

Income Taxes (Credit)	(16.6)	32.0	15.4	(41.7)	46.0	4.3

Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change	19.4	15.1	34.5	(2.8)	13.7	10.9

Discontinued Operations:
Income (Loss) from Discontinued Operations, net of income taxes (credit) of $32.1 and $(0.5), respectively (B)	42.5		42.5	(2.8)		(2.8)

Income (Loss) before Cumulative Effect of Accounting Change	61.9		77.0	(5.6)		8.1

Cumulative Effect of Accounting Change, net of income taxes	—		—	(3.3)		(3.3)

Net Income (Loss)	$61.9		$77.0	$(8.9)		$4.8

Earnings (Loss) per Share - Basic:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$0.38		$0.68	$(0.06)		$0.21
Discontinued Operations	0.84		0.84	(0.05)		(0.05)
	1.22		1.52	(0.11)		0.16
Cumulative Effect of Accounting Change	—		—	(0.07)		(0.07)
Net Income (Loss)	$1.22		$1.52	$(0.18)		$0.09

Earnings (Loss) per Share - Diluted:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$0.38		$0.68	$(0.06)		$0.21
Discontinued Operations	0.83		0.83	(0.05)		(0.05)
	1.21		1.51	(0.11)		0.16
Cumulative Effect of Accounting Change	—		—	(0.07)		(0.07)
Net Income (Loss)	$1.21		$1.51	$(0.18)		$0.09

Average Shares Outstanding:
Basic	50.8		50.8	50.3		50.3
Diluted	51.0		51.0	50.3		50.3

Business Unit Results - Continuing Operations

	Nine Months Ended September 30			Nine Months Ended September 30
	2004		2004	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales to External Customers:
Polymer Additives	$673.2	$—	$673.2	$604.9	$—	$604.9
Specialty Products	520.0	—	520.0	492.3	—	492.3
Net Sales	$1,193.2	$—	$1,193.2	$1,097.2	$—	$1,097.2

Operating Income (Loss):
Polymer Additives	$24.9	$13.4	$38.3	$(51.6)	$53.3	$1.7
Specialty Products	59.0	4.7	63.7	68.1	2.0	70.1
Corporate and Other	(41.2)	17.2	(24.0)	(34.7)	5.5	(29.2)
Operating Income (Loss)	$42.7	$35.3	$78.0	$(18.2)	$60.8	$42.6

(A)  Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations.

The components of these excluded charges (credits) are summarized below.

	2004	2003
Asset impairments (reversals)	$3.0	$43.8
Restructuring charges	11.3	13.6
Change in useful life of enterprise software (Corporate)	15.7	4.8
Business interruption - facility fires (Specialty Products)	3.2	—
External consulting fees - restructuring related (Corporate)	1.0	—
Litigation settlement	—	(3.1)
Other	1.1	1.7
Charges excluded from operating income (loss)	35.3	60.8

Asset write-offs and other costs related to facility fires, net of insurance recoveries (Specialty Products)	15.0	—
Sale of non-operating site	(3.2)	—
Arbitration settlement (Specialty Products)	—	(1.1)
Total charges excluded from income (loss) from continuing operations before income taxes	47.1	59.7
Income taxes (credit)	(14.5)	(18.5)
Income tax reserve release	(17.5)	(27.5)
Total charges	$15.1	$13.7

(B)   Income (loss) from Discontinued Operations in 2004 includes $12.8 million of loss reflecting the reclassification to earnings of currency translation related to the Fine Chemicals business previously recorded as a component of stockholders’ equity.

Great Lakes Chemical Corporation and Subsidiaries

Consolidated Statements of Operations

(millions, except per share data)

(unaudited)

	Three Months Ended December 31			Twelve Months Ended December 31
	2003		2003	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales	$328.7	$—	$328.7	$1,425.9	$—	$1,425.9

Operating Expenses
Costs of products sold	280.6	(18.0)	262.6	1,165.8	(28.6)	1,137.2
Selling, general and administrative expenses	66.8	(7.6)	59.2	253.2	(14.0)	239.2
Asset impairments	25.3	(25.3)	—	69.1	(69.1)	—
Total Operating Expenses	372.7	(50.9)	321.8	1,488.1	(111.7)	1,376.4

Operating Income (Loss)	(44.0)	50.9	6.9	(62.2)	111.7	49.5

Interest Income (Expense) - net	(6.0)	—	(6.0)	(25.8)	—	(25.8)
Other Income (Expense) - net	(4.3)	—	(4.3)	(10.8)	(1.1)	(11.9)

Income (Loss) from Continuing Operations before Income Taxes and Cumulative Effect of Accounting Change	(54.3)	50.9	(3.4)	(98.8)	110.6	11.8

Income Taxes (Credit)	(17.0)	15.8	(1.2)	(58.7)	61.8	3.1

Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change	(37.3)	35.1	(2.2)	(40.1)	48.8	8.7

Discontinued Operations:
Income (Loss) from Discontinued Operations, net of income taxes of $5.6 and $5.1, respectively	(5.2)		(5.2)	(8.0)		(8.0)

Income (Loss) before Cumulative Effect of Accounting Change	(42.5)		(7.4)	(48.1)		0.7

Cumulative Effect of Accounting Change, net of income taxes	—		—	(3.3)		(3.3)

Net Income (Loss)	$(42.5)		$(7.4)	$(51.4)		$(2.6)

Earnings (Loss) per Share - Basic:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$(0.74)		$(0.04)	$(0.80)		$0.17
Discontinued Operations	(0.10)		(0.10)	(0.15)		(0.15)
	(0.84)		(0.14)	(0.95)		0.02
Cumulative Effect of Accounting Change	—		—	(0.07)		(0.07)
Net Income (Loss)	$(0.84)		$(0.14)	$(1.02)		$(0.05)

Earnings (Loss) per Share - Diluted:
Income (Loss) before Cumulative Effect of Accounting Change
Continuing Operations	$(0.74)		$(0.04)	$(0.80)		$0.17
Discontinued Operations	(0.10)		(0.10)	(0.15)		(0.15)
	(0.84)		(0.14)	(0.95)		0.02
Cumulative Effect of Accounting Change	—		—	(0.07)		(0.07)
Net Income (Loss)	$(0.84)		$(0.14)	$(1.02)		$(0.05)

Average Shares Outstanding:
Basic	50.6		50.6	50.4		50.4
Diluted	50.6		50.6	50.4		50.4

Business Unit Results - Continuing Operations

	Three Months Ended December 31			Twelve Months Ended December 31
	2003		2003	2003		2003
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)

Net Sales to External Customers:
Polymer Additives	$209.1	$—	$209.1	$814.0	$—	$814.0
Specialty Products	119.6	—	119.6	611.9	—	611.9
Net Sales	$328.7	$—	$328.7	$1,425.9	$—	$1,425.9

Operating Income (Loss):
Polymer Additives	$(34.0)	$42.4	$8.4	$(85.6)	$95.7	$10.1
Specialty Products	4.6	2.2	6.8	72.7	4.2	76.9
Corporate and Other	(14.6)	6.3	(8.3)	(49.3)	11.8	(37.5)
Operating Income (Loss)	$(44.0)	$50.9	$6.9	$(62.2)	$111.7	$49.5

(A)  Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations.

The components of these excluded charges (credits) are summarized below.

	2003	2003
Asset impairments	$25.3	$69.1
Restructuring charges	15.1	28.7
Change in useful life of enterprise software (Corporate)	5.2	10.0
Litigation settlement (Polymer Additives)	—	(3.1)
Joint venture contract settlement costs (Polymer Additives)	2.6	2.6
Pricing settlement - purchase contract (Polymer Additives)	1.4	1.4
External consulting fees - restructuring related (Corporate)	0.8	0.8
Other	0.5	2.2
Charges excluded from operating income (loss)	50.9	111.7

Litigation and other settlements	—	(1.1)
Total charges excluded from income (loss) from continuing operations before income taxes	50.9	110.6
Income taxes (credit)	(15.8)	(34.3)
Income tax reserve release	—	(27.5)
Total charges	$35.1	$48.8